                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [    ]
Filed by a Party other than the Registrant [ X ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement      [  ]  Confidential, For Use of the
[   ]     Definitive Proxy Statement             Commission Only (as permitted
[   ]     Definitive Additional Materials        by Rule 14a-6(e)(2))
[ X ]     Soliciting Material Pursuant to
          Rule 14a-12

                                 PROVANT, INC.
                 ---------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                 PROVANT COMMITTEE TO RESTORE SHAREHOLDER VALUE
                 ----------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)  Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

[   ]  Fee paid previously with preliminary materials:

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount previously paid:

       2)  Form, Schedule or Registration Statement No.:

       3)  Filing Party:

       4)  Date Filed:

                                EXPLANATORY NOTE

The Provant Committee to Restore Shareholder Value is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission on August 9, 2001 in connection with any solicitation by the Committee of proxies with respect to the 2001 annual meeting of shareholders of Provant, Inc.

The Committee has formed a website and has made it available to shareholders and other interested parties on August 9, 2001. The Committee website address is www.povtmaxvalue.com.

The contents of the Committee website have previously been filed with the SEC, or are included in this filing. From time to time, certain content may be added to the Committee website that will be filed separately with the SEC, including without limitation: (1) biographical and other information with respect to Committee nominees accessible from the Alternative Slate page (or its successor); (2) press releases and other communications accessible from the Press Releases page (or its successor) and (3) filings made by the Committee with the SEC accessible from the SEC Filings page (or its successor). In connection with the addition of such content, it is expected that one or more hyperlinks to such content, including appropriate labels, or other similar means of posting such content, will be added to the applicable access pages within the Committee website. Any additional content (other than the foregoing) on the Committee website, unless filed separately with the SEC, will be filed with the SEC no later than the date the content is added to the Committee website.

The present content of the Committee website is:

                 PROVANT COMMITTEE TO RESTORE SHAREHOLDER VALUE

Introduction  Alternative Slate    Press Releases  SEC Filings  Comments/Contact
                                                                Us

INTRODUCTION

WELCOME!!!

 .  We are pleased to provide a convenient way to communicate your feelings directly to us in a confidential manner.
 . Our mission is simple, "to restore shareholder value" for ALL SHAREHOLDERS. . Your comments, ideas and thoughts are greatly appreciated.
 .  Your voice DOES matter.

The Provant Committee to Restore Shareholder Value has formed this site to permit stockholders of Provant, and other interested parties to obtain access to materials filed by the Committee with the United States Securities and Exchange Commission (the "SEC") and other relevant material, and to facilitate stockholder communication.

Information concerning the participants in any solicitation by the Committee of proxies with respect to Provant's 2001 annual meeting, and their direct or indirect interests, can be found in the Schedule 14A being filed by the Committee with the SEC on August 9, 2001 pursuant to Rule 14a-12.

The Committee will file with the SEC and will furnish to security holders of Provant, a proxy statement, which security holders are advised to read because it will contain important information. Security holders may obtain a free copy of such proxy statement (when available) and other related documents filed by the Committee and Provant at the SEC's website at www.sec.gov. When available
                                                  -----------
the proxy statement may also be obtained by contacting Epic Partners, at 116 West 23rd Street, 5th floor, New York NY 10011, (646) 375-2123, or through the SEC Filings page of this website.
-----------

                 PROVANT COMMITTEE TO RESTORE SHAREHOLDER VALUE

Introduction  Alternative Slate    Press Releases  SEC Filings  Comments/Contact
                                                                Us

ALTERNATIVE SLATE

Brian J. Sellstrom - Chief Executive Officer and Director

                 PROVANT COMMITTEE TO RESTORE SHAREHOLDER VALUE

Introduction  Alternative Slate    Press Releases  SEC Filings  Comments/Contact
                                                                Us

PRESS RELEASES

AUG 9, 2001 5:00 PACIFIC 8:00 EASTERN
Proven Industry Veteran Choice for Provant CEO Candidate

JUL 10,2001 4:58 PACIFIC 07:58 EASTERN
Provant Committee to Restore Shareholder Value Receives Interest from Shareholders Owning 40.9% of Company

JUN 25,2001 4:00 PACIFIC 07:00 EASTERN
Provant Committee to Restore Shareholder Value Learns Company Chairman Resigned May 2, 2001

JUN 25,2001 8:31 PACIFIC 11:31 EASTERN
Provant Committee to Restore Shareholder Value Announces CEO Choice to Come from Outside

JUN 20,2001 5:03 PACIFIC 08:03 EASTERN
Provant Committee to Restore Shareholder Value Calls for Election Process Free from Poison Pill

JUN 19,2001 5:34 PACIFIC 08:34 EASTERN
Provant Committee to Restore Shareholder Value Increases Representation from 11.4% to 13.6%

JUN 14,2001 5:07 PACIFIC 08:07 EASTERN
Provant Committee to Restore Shareholder Value Receives Strong Validation of its Plan

JUN 11,2001 5:49 PACIFIC 08:49 EASTERN
Long-Term Provant Shareholders Form Committee to Restore Shareholder Value

                 PROVANT COMMITTEE TO RESTORE SHAREHOLDER VALUE

Introduction  Alternative Slate    Press Releases  SEC Filings  Comments/Contact
                                                                Us

SEC FILINGS

7/10 - DFAN14A

7/10 - DFAN14A

7/10 - SC13D/A

6/25 - DFAN14A

6/25 - DFAN14A

6/25 - DFAN14A

6/20 - DFAN14A

6/20 - DFAN14A

6/19 - DFAN14A

6/19 - SC 13D

6/19 - DFAN14A

6/14 - DFAN14A

6/13 - DFAN14A

6/11 - DFAN14A

                 PROVANT COMMITTEE TO RESTORE SHAREHOLDER VALUE

Introduction  Alternative Slate    Press Releases  SEC Filings  Comments/Contact
                                                                Us

COMMENTS/CONTACT US

SEND COMMENTS

We Appreciate and Welcome Your Voice!!! Thank you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Submit]

CONTACT US

Contact Information (Optional)

Your Name

-------------------------------------------

Your Mailing Address

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

You Email Address

-------------------------------------------

Your Telephone Number

-------------------------------------------

Your Facsimile Number

-------------------------------------------

[  ]  Are you a current Provant employee?

[  ]  Are you a current Provant shareholder?

If you are a current Provant shareholder, how many shares do you own?

-------------------------------------------

[Submit]